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                                                                 EXHIBIT 10(R)


                       SIXTH AMENDMENT
                           TO THE
     CURTICE BURNS FOODS MASTER SALARIED RETIREMENT PLAN


      This Amendment is adopted by CURTICE BURNS FOODS, INC., a
corporation duly formed and existing under the laws of the State of New York (sometimes referred to herein as the 'Employer').
                    W I T N E S S E T H :
      WHEREAS, the Employer has adopted the CURTICE BURNS FOODS MASTER SALARIED RETIREMENT PLAN (the 'Plan'), and has reserved the right pursuant to the provisions thereof, to amend it at any time, and
      WHEREAS, the Employer now wishes to amend said Plan.
      NOW, THEREFORE, said Plan is hereby amended in the following manner:
      1. Schedule 6.1(a)(2) of the Plan is hereby deleted.
      2. Section 7.3 of the Plan is hereby amended to delete from the last sentence thereof the last clause reading ', and as further reduced as in Section 7.5 (Additional Reduction in Benefits for Spouses of Former Participants).' and inserting a period after 'Section 7.3' in that last sentence.
      3. Section 7.4 of the Plan is hereby amended to delete from the last sentence thereof the last clause reading', and as further reduced as in Section 7.5' and inserting a period after 'Section 7.4' in that last sentence.
      4. Section 7.5 of the Plan is hereby deleted.
      5. This Amendment shall be effective as of the date of signing below.
         IN WITNESS WHEREOF, the Amendment has been executed this
                                                                  ------------
day of                     , 1994.
       -------------------

                          CURTICE BURNS FOODS, INC.

                      By:
                         --------------------------------


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